geron

# Corporate Presentation

January 2020

# Forward-Looking Statements

Except for statements of historical fact, the statements contained in this presentation are forward-looking statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the expectations, plans, timelines, potential and prospects for imetelstat and Geron, including, without limitation, statements related to: (i) that imetelstat may have a potential effect on malignant progenitor cell clones and on disease modification; (ii) that Geron expects top-line results from the IMerge clinical trial by mid-year 2022; (iii) Geron's plan to discuss a potential regulatory path with the FDA and to make a decision regarding late-stage development of imetelstat in MF in 2020; (iv) Geron's plan to complete enrollment of IMerge in 2020; (v) that there is a U.S. revenue potential of >$500 million for imetelstat in lower risk MDS; (vi) that the IMbark results suggest a potential survival benefit and lower risk of death with imetelstat treatment based on comparative analyses between real-world data (RWD) and the IMbark clinical data; (vii) that Geron expects patent term extensions to cover imetelstat until 2033 in the United States; (viii) Geron's plan to initiate a Proof-of-Concept study for imetelstat in 2020; and (ix) other statements that are not historical facts. These statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include, without limitation, the following: (a) regulatory authorities may not permit the further development of imetelstat for MF and/or MDS and/or potential additional indications on a timely basis, or at all, and may impose clinical holds; (b) after interactions with the FDA, Geron may decide not to pursue further development of imetelstat in MF; (c) imetelstat may not demonstrate successful efficacy and safety in clinical trials; (d) Geron may be unable to complete enrollment of IMerge in 2020 due to lack of patients, regulatory holds, insufficient number of sites, unavailability of drug, and other factors and therefore, will be unable to have top-line results by mid-year 2022, if at all; (e) there may be failures or delays in manufacturing sufficient quantities of imetelstat, or other clinical trial materials, in a manner that meets the quality standards of the FDA and other regulatory authorities; (f) Geron's patents may be challenged and found not to protect the commercial opportunity of imetelstat; (g) because there are inherent limitations of comparative analyses between RWD and clinical trial data results, such analyses cannot be relied upon as demonstrative; (h) Geron may not be able to obtain sufficient funding to support further development of imetelstat; and (i) imetelstat may fail to demonstrate in clinical trials that it has a survival benefit and lower risk of death and an effect on malignant progenitor cell clones and disease modification. Additional information and factors that could cause actual results to differ materially from those in the forward-looking statements are contained in Geron's periodic reports filed with the Securities and Exchange Commission under the heading "Risk Factors," including in Geron's quarterly report on Form 10-Q for the quarter ended September 30, 2019 and in subsequent filings on Form 8-K. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made, and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, Geron disclaims any obligation to update these forward-looking statements to reflect future information, events or circumstances.

# Company Snapshot

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## Imetelstat, a Novel Drug with a Unique Target

- Geron proprietary drug targeting telomerase to inhibit uncontrolled progenitor cell proliferation in hematologic malignancies
- Clinical and non-clinical evidence of potential disease-modifying activity
- Development focused on hematologic myeloid malignancies with significant unmet medical need and market opportunity
- Fast Track and Orphan Drug designations for both lower risk MDS and Int-2/High-risk MF
- Issued patents plus patent term extensions expected to provide coverage in U.S. until 2033

## Late-Stage Clinical Development

- IMerge Phase 3 clinical trial in lower risk myelodysplastic syndromes (MDS) currently enrolling patients, with top-line results expected by mid-year 2022
- Following additional FDA interactions, make a decision regarding potential late-stage development in myelofibrosis (MF)

## In-House Leadership and Expertise Establishes a Foundation for Potential Future Growth

- Highly-experienced, multi-functional, in-house hematology-oncology and late-stage drug development team
- Capable of advancing current imetelstat development as well as potentially pursuing additional indications and broader asset development opportunities

## Cash Resources

- As of 12/31/19, $159.2M in cash and marketable securities

# Hematologic Myeloid Malignancies

## Upregulation of telomerase drives malignant proliferation in these diseases



malignant hematopoietic stem cells
malignant progenitor cell
malignant progenitor cell clones
Telomerase Upregulated
platelets (abnormal)
red blood cells (abnormal)
collagen & reticulin fibers (fibrosis)
immature blood cells
white blood cells (abnormal)
Essential Thrombocythemia (ET)
Polycythemia Vera (PV)
Myelofibrosis (MF)
Myelodysplastic Syndromes (MDS)
Acute Myeloid Leukemia (AML)

# Imetelstat

## A first-in-class telomerase inhibitor with disease-modifying potential



malignant hematopoietic stem cells
malignant progenitor cell
Telomerase Upregulated
Imetelstat
inhibits telomerase activity
apoptosis of malignant clones
recovery of normal RBCs, WBCs, Platelets enabled

### Imetelstat Mechanism of Action

- **Potent competitive inhibitor of telomerase activity**
- **Disease-modifying potential:**
  - Via apoptosis of malignant progenitor cell clones, which reduces dysfunctional cell production and enables recovery of normal blood cell production

RBCs, red blood cells; WBCs, white blood cells

# Imetelstat

## A novel drug with extensive clinical experience

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- **Structure:** Proprietary 13-mer thio-phosphoramidate (NPS) oligonucleotide, with covalently-bound lipid tail to increase cell permeability/tissue distribution
- **Clinical experience:** more than 600 patients treated in Phase 1 and 2 trials
- **Phase 3 clinical trial in lower risk MDS** currently enrolling
- **Patent/Market exclusivity:**
  - Composition of matter patent coverage through 2024 in EU and 2025 in U.S.
  - Potential five-year patent term extension in EU through 2029 and through 2030 in U.S.
  - Methods of use patents until 2033 for MF in EU and until 2033 for both MDS and MF in U.S.
  - Expected market exclusivity extension related to orphan drug designation in EU for up to ten years and in U.S. for up to seven years

# Myelodysplastic Syndromes

# Lower Risk Myelodysplastic Syndromes (MDS)
## Significant unmet medical need

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malignant hematopoietic stem cells
malignant progenitor cell
malignant progenitor cell clones
immature blood cells
Telomerase Upregulated
Myelodysplastic Syndromes (MDS)

**Chronic anemia is the hallmark of low and intermediate-1 (lower) risk MDS**

- Treated initially with erythropoiesis stimulating agents (ESAs)
- Patients relapsed/refractory to ESAs become highly symptomatic and transfusion dependent
  - Transfusions lead to:
    - Lower quality-of-life due to multiple, often lengthy office visits per month, and substantial costs ($29-$51,000/yr)
    - Iron overload, and shorter survival; 2 units of RBC monthly may reduce life expectancy by 50%

**Currently approved treatment options are suboptimal, with low rates of transfusion independence and limited durability**

- Hypomethylating agents: Approved in U.S. but not EU; ≥8-week RBC-TI: 17% for azacytidine
- Lenalidomide: Not approved in U.S. or EU for non-del(5q) patients; ≥8-week RBC-TI: 27%

Platzbecker, Blood 2019; 133:1096-1107
Bejar & Steensma, Blood 2014; 124:2793-2803
Santini, et al, J Clin Oncol 2016; 34:2988-2996
Sekeres, Natl Compr Canc Netw 2011; 9:57-63
Lucioni, Am J Blood Res 2013, 3(3):246-259
Tobiasson et al, BCJ 2014; 4: e189
Greenberg et al, Blood 1997; 89:2079-2088
Fenaux and Ades, Blood 2013; 121:4280-4286
www.cancer.org/cancer/myelodysplastic-syndromes

# Lower Risk MDS Patient Population in the U.S.

## A significant addressable market opportunity

**> 40,000**

Lower risk MDS patients in the U.S.

**> 10,000**

Lower risk MDS cases diagnosed annually in the U.S.


Imetelstat target patient population*
~85%
of lower risk MDS

**U.S. revenue potential for imetelstat in lower risk MDS could exceed $500M**

Cogle, Curr Hematol Malig Rep; 2015, 10272-10281
Greenberg et al, Blood 1997; 89:2079-2088
Geron Proprietary Market Research

* Lower risk MDS patients without chromosomal 5q deletion (non-del(5q)), relapsed/refractory to erythropoiesis stimulating agents (ESAs), prior to being treated with lenalidomide or hypomethylating agents (HMAs)

# IMerge: 2-Part Phase 2/3 Trial

## Part 1 – Phase 2 portion

IMerge
ClinicalTrials.gov
(NCT02598661)

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**IMerge Part 1: Phase 2 Portion**
single arm, open label

Transfusion Dependent, Low or Intermediate-1 Risk MDS, non-del(5q), R/R to ESAs, no prior treatment with lenalidomide or HMAs
(n=38)

→

**Imetelstat**

7.5mg/kg every 4 weeks

→

**1° Efficacy:**
Red Blood Cell (RBC) Transfusion Independence (TI) ≥8 weeks

**2° Efficacy:**
RBC-TI ≥24 weeks;
time to and duration of RBC-TI;
hematologic improvement (HI); reduction in RBC burden

- **Transfusion dependent** is defined as an RBC transfusion requirement of ≥4 units over 8 weeks prior to trial entry
- **ESA R/R** following ≥8 weeks of weekly epoetin alfa 40,000 U or darbepoetin alfa 150 mcg (or equivalent) or serum erythropoietin (sEPO) >500 mU/mL
- Supportive care permitted in both arms: RBC transfusions, myeloid growth factors per investigator discretion as clinically needed and local guidelines

# IMerge Phase 2 Results

## Meaningful and durable transfusion independence

IMerge
ClinicalTrials.gov (NCT02598661)

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| Data Reported at European Hematology Association (EHA) Annual Congress in June 2019 | |
|---|---|
| No. of patients | 38 |
| Median baseline transfusion burden, units/8 weeks (range) | 8 (4-14) |
| Rate of 8-week RBC-TI, % (n) | 42% (16/38) |
| Rate of 24-week RBC-TI, % (n) | 29% (11/38) |
| Median time to onset of RBC-TI, weeks (range) | 8.3 (0.1-40.7) |
| Median duration[a] of RBC-TI, weeks (range) | 85.9 (8.0-140.9) |
| Hematologic improvement – erythroid (HI-E), % (n) | 68% (26/38) |
| ≥1.5 g/dL increase in hemoglobin lasting ≥8 weeks | 32% (12/38) |
| Transfusion reduction by ≥4 units/8 weeks | 68% (26/38) |
| Mean relative reduction of RBC transfusion burden from baseline, % | -68 |

[a] Kaplan Meier method

**Safety profile consistent with previous imetelstat clinical trials in hematologic myeloid malignancies**

- No new safety signals were identified
- Adverse events with imetelstat (mostly cytopenias) were reversible for majority of patients

EHA 2019 Presentation: Fenaux P, et.al.

# IMerge Phase 2 Results

## Similar activity across different patient subgroups

IMerge
ClinicalTrials.gov (NCT02598661)

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0
20
40
60
80
100
8-Week TI %

| | N | 8-Week TI | 95% CI |
|---|---|---|---|
| All subjects | 38 | 16 (42.1) | (26.3 - 59.2) |
| WHO 2008 category | | | |
| RARS / RCMD-RS | 27 | 12 (44.4) | (25.5 - 64.7) |
| OTHER | 11 | 4 (36.4) | (10.9 - 69.2) |
| RBC transfusion burden | | | |
| 4-6 units | 17 | 8 (47.1) | (23.0 - 72.2) |
| >6 units | 21 | 8 (38.1) | (18.1 - 61.6) |
| IPSS risk status | | | |
| Intermediate-1 | 14 | 11 (78.6) | (49.2 - 95.3) |
| Low | 24 | 5 (20.8) | (7.1 - 42.2) |
| Serum erythropoietin level | | | |
| <= 500 mU/mL | 25 | 12 (48.0) | (27.8 - 68.7) |
| > 500 mU/ml | 12 | 4 (33.3) | (9.9 - 65.1) |

### Similar 8-week TI responses across different patient subgroups

- RS Subtypes: RS+ (RARS/RCMD-RS) vs. RS- (Other)
- Baseline transfusion burdens: High (4-6 units) vs. Very High (>6 units)
- Serum EPO levels: ≤ 500 mU/mL vs. > 500 mU/mL

EHA 2019 Presentation: Fenaux P, et.al.

# IMerge Phase 2 Results

## Potential disease-modifying activity observed

IMerge
ClinicalTrials.gov
(NCT02598661)

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### Impact on biomarkers of MDS disease suggest potential effect on malignant progenitor cell clones and disease modification

- 75% (12/16) of patients who achieved an 8-week RBC-TI also had a Hgb rise ≥ 3g/dL from the pretreatment level, which suggests recovery of normal hematopoiesis
- Improvement in cytogenetics of the cells in the bone marrow
  - 6/34 (18%) patients had intermediate or poor cytogenetic risk; 4/6 remain on treatment
    - 5/6 patients achieved 8-week RBC-TI and all had a ringed-sideroblast WHO subtype
    - 3/3 patients with trisomy 8 achieved 8-week RBC-TI and 2/3 achieved 24-week RBC-TI
    - 2/3 patients with available post-treatment cytogenetic data achieved partial cytogenetic response
- Reduction in proportion of cells carrying SF3B1 mutation
  - 2/6 patients with baseline SF3B1 mutations had reduction in variant allele frequency and maintained transfusion independence lasting over a year

EHA 2019 Presentation: Fenaux P, et.al.

# Lower Risk MDS Trial Comparison*

## Targeting different disease burdened patient populations

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| IMerge Part 1 – Phase 2 | | MEDALIST** – Phase 3 | |
|---|---|---|---|
| **Imetelstat** | | **Luspatercept** | **Placebo** |
| 38 | **No. of patients** | 153 | 76 |
| Non-del(5q), R/R to ESAs, no prior treatment with lenalidomide or HMAs | **Target patient population** | Non-del(5q), R/R to ESAs, no prior treatment with lenalidomide or HMAs | |
| RS+ and RS- | **MDS subtype Ring-sideroblasts (RS)** | RS+ only | |
| 8 (4-14) | **Median baseline transfusion burden** **# units/8 weeks (range)** | 5 (2-20) 66 patients had < 4 units / 8 weeks | |
| 42.1% (16/38) | **8-week RBC-TI rate, % (n)** | 47.7% (73/153) | 15.8% (12/76) |
| 68.4% (26/38) | **Rate of transfusion reduction (HI-E), % (n)** | 64.1% (98/153) | 26.3% (20/76) |
| 28.9% (11/38) | **24-week RBC-TI rate, % (n)** | Not reported/assessed | |
| 42.1% (16/38) | **8-week RBC-TI rate, % (n)** **Patients with baseline transfusion burden ≥ 4 units / 8 weeks** | 31.8% (34/107) | 7.1% (4/56) |

*Geron acknowledges that there are limitations when comparing results from an open label Phase 2 trial to a blinded, placebo-controlled Phase 3 trial, and also that luspatercept has a relatively benign safety profile.

EHA 2019 Presentation: Treatment with Imetelstat Provides Durable Transfusion Independence in Heavily Transfused Non-Del(5q) Lower Risk MDS Relapsed/Refractory to Erythropoiesis-Stimulating Agents; Fenaux P, et.al.

**MEDALIST sponsor – Celgene/Acceleron. ASH 2019 Presentation: Assessment of Longer-Term Efficacy and Safety in the Phase 3, Randomized, Double-Blind, Placebo-Controlled MEDALIST Trial of Luspatercept to Treat Anemia in IPSS-R Very Low-, Low-, or Int-Risk RBC Transfusion-Dependent MDS with Ring Sideroblasts; Fenaux P, et al

# IMerge Phase 3 in Lower Risk MDS
## Currently enrolling

IMerge
ClinicalTrials.gov (NCT02598661)

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Clinical Trial Design for IMerge Part 2: Phase 3 Portion
Transfusion Dependent, Low or Intermediate-1 Risk MDS, non-del(5q), R/R to ESAs, no prior treatment with lenalidomide or HMAs (n = ~170)
Randomize (2:1) Double-blind
Imetelstat (n = ~115) 7.5mg/kg every 4 weeks
Placebo (n = ~55)
1° Efficacy: Red Blood Cell (RBC) Transfusion Independence (TI) ≥8 weeks
2° Efficacy: RBC-TI ≥24 weeks; time to and duration of RBC-TI; hematologic improvement (HI); reduction in RBC burden

### Phase 3 Trial Design

- Same starting dose and schedule as Phase 2
- Same primary and secondary endpoints as Phase 2
- Same target patient population as Phase 2
- Many of the clinical sites participated in Phase 2
- Many of the key imetelstat Phase 2 clinical team members will be managing Phase 3

### Current Status/Progress

- ➢ First patient was dosed in October 2019
- ➢ Approximately 40% of planned clinical sites were open for enrollment as of beginning of 2020
- ➢ Top-line results expected by mid-year 2022

# Myelofibrosis

# Myelofibrosis (MF)
## Significant unmet medical need



malignant hematopoietic stem cells
malignant progenitor cell
Telomerase Upregulated
malignant progenitor cell clones
collagen & reticulin fibers (fibrosis)
Myelofibrosis (MF)

**Estimated Int-2/High-risk MF Patient Population in the U.S.**

- Prevalence: > 9,000 patients
- Incidence: > 3,000 patients diagnosed annually

**Bone marrow fibrosis, constitutional symptoms, splenomegaly and decreased survival are key disease features of Int-2/High-risk MF**

- Treated initially with JAK inhibitors (JAKi)

**Currently two JAKi on the market**

- Ruxolitinib – approved 2011
- Fedratinib – approved 2019

**75% five-year discontinuation rate from ruxolitinib, due to suboptimal response and loss of therapeutic effect**

**After discontinuation from ruxolitinib, median overall survival (OS) in multiple studies reported to be 14-16 months**

Tefferi, JCO 2005; 23:8520-8530
Mehta et al, Leuk Lymphoma 2014; 55:595-600
Gupta et al, ASCO 2016
Tefferi, Mayo Clin Proc 2012; 87:25-33
Ferraris, Blood; 2005a; 105(5):2138–2140
Harley, Nat Rev. 2008;8:167–179
Gangat et al, JCO 2011; 29:392-397
Harrison et al, ASH 2015

# IMbark Phase 2 Trial

## Clinical activity in relapsed/refractory MF patients

IMbark

ClincialTrials.gov (NCT02426086)

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| | | | |
|---|---|---|---|
| Intermediate-2 or High-risk MF<br><br>R/R to JAKi treatment | Randomize (1:1) | Imetelstat **9.4 mg/kg** every 3 weeks<br><br>Imetelstat **4.7 mg/kg** every 3 weeks | **Co-1° Efficacy:**<br>**Spleen response rate and symptom response rate**<br>**2° Efficacy:**<br>CR, PR and CI, anemia response per 2013 IWG-MRT criteria, duration of responses, overall survival (OS)<br>**Exploratory:**<br>Cytogenetic and molecular responses, leukemia free survival |

### Trial Population:

- Patients with Intermediate-2 or High-risk MF patients who have relapsed after or are refractory to prior treatment with a JAKi

### Outcomes:

- Defined appropriate dosing and schedule for Phase 3 (9.4 mg/kg every 3 weeks)
- Safety profile considered acceptable for this poor-prognosis patient population
- In 9.4 mg/kg arm:
  - 10% of patients achieved $\geq$ 35% reduction in spleen volume (SVR)
  - 32% of patients achieved $\geq$ 50% improvement in total symptom score (TSS)
  - Median OS was 29.9 months

ASH 2018 Presentation: Mascarenhas J, et. al.

# IMbark Phase 2 Results
## Symptom response at 24 weeks

IMbark
ClincialTrials.gov (NCT02426086)

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IMETELSTAT 9.4 MG/KG
N=59
Percent Change from Baseline
100
50
0
-50
-100
19 symptom responders

- 19 (32%) patients in the 9.4 mg/kg arm had ≥ 50% symptom response using total symptom score (TSS) at Week 24

ASH 2018 Presentation: Mascarenhas J, et. al.

# IMbark Phase 2 Results

## Data suggest potential improvement in survival

IMbark
ClincialTrials.gov (NCT02426086)

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Survival probability
1.00
0.75
0.50
0.25
0.00
0
6
12
18
24
30
Months From First Dose Adminstration
29.9 mos
Number at risk
Imetelstat 9.4 MG/KG
59
53
46
42
29
7
Imetelstat 9.4 MG/KG

ASH 2018 Presentation: Mascarenhas J, et. al.

**Clinical cut-off (10/22/2018):**

- Median follow-up: 27.4 (0.2-33.0) mos

**Median overall survival:**

- 29.9 mos (95% CI: 22.8, NE)

**After discontinuation of ruxolitinib:**

- Median overall survival is ~14-16 months*

*Newberry et al, Blood 2017; 130:1125-1131
Kuykendall et al, Ann Hematol 2018; 97:435-441
Spiegel et al, Blood Advances 2017; 1:1729-1738

# IMbark Phase 2 Data vs. Real World Data

## Corroborates potential survival benefit

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### IMbark Phase 2 Data vs. Real-World Data (RWD)



Kaplan–Meier Curves (Unweighted) for Naive Comparison
Survival probability
1.00
0.75
0.50
0.25
0.00
12.0 mos
33.8 mos
0 6 12 18 24 30 36 42 48 54 60
Time
Number at risk
Moffit 38 22 13 9 8 6 5 4 2 2 2
IMTELSTAT 9.4 MG/KG 57 52 47 42 35 17 3 2 2 1 1

Acknowledging the limitations of such comparative analyses between RWD and clinical trial data, favorable OS of imetelstat treatment in this very poor-prognosis patient population warrants further evaluation

### Purpose: Assess potential overall survival benefit with imetelstat treatment

- IMbark data compared to RWD of a closely-matched cohort of patients from Moffitt Cancer Center who had discontinued ruxolitinib and were subsequently treated with best available therapy (BAT)
- Propensity score analysis approach taken to match individual patients within each dataset to mimic the effect of randomization and improve comparability

### Results: Analyses suggest potential survival benefit and lower risk of death for imetelstat vs. BAT from RWD

- In an unweighted analysis comparing the two patient cohorts:
  - Median OS of 33.8 months for imetelstat-treated patients from IMbark is more than double the median OS of 12.0 months for BAT from RWD
  - Imetelstat conferred 65% lower risk of death compared to BAT from RWD
  - Results suggest favorable OS with imetelstat treatment when compared to closely-matched RWD from patients treated with BAT
- Analyses using two statistical adjustment methods resulted in similar outcomes to the unweighted analysis (imetelstat: 30.7 mos; BAT: 12.0 mos)

Kuykendall A., et al, EHA 2019 Poster

# Late-Stage Development in MF

## Next steps

Granted Fast Track designation by the FDA for Int-2/High-risk MF

**Q3 2019** → **Q4 2019** → **2020**

EOP2 Meeting with the FDA

Next Steps

- Submit several Phase 3 trial design proposals to FDA
- Discuss potential regulatory approval path with FDA
- Decision regarding potential late-stage development

# Development Priorities

# 2020 Development Priorities

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**Phase 3 IMerge Clinical Trial in Lower Risk MDS**

- ❑ Plan to complete enrollment

**Myelofibrosis**

- ❑ Submit several Phase 3 trial design proposals to the FDA
- ❑ Discuss potential regulatory approval path with the FDA
- ❑ Decision regarding potential late-stage development

**Additional Indications within Hematologic Myeloid Malignancies**

- ❑ Initiate potential Proof-of-Concept study

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# Thank you

If you have any questions, please contact us:
investor@geron.com